EXHIBIT 10.6(A)

                              Marcia Barbosa Serra
              Tradutora Publica Juramentada e Interprete Comercial
               Sworn Public Translator and Commercial Interpreter

                Rua Aperana, 38 apt. # 301 - Leblon - 22450-190
                      ISS: 1261003-00 - CIC: 606442227-00
                                 Tel: 274-3844

I, the undersigned, Sworn Public Translator and Commercial Interpreter in and for this City and State of Rio de Janeiro, Federative Republic of Brazil, registered at the Commercial Board of Rio de Janeiro under Number 97, do hereby CERTIFY and ATTEST that a document in the Portuguese Language was submitted to me for translation into English, which I performed according to my Office, as follows:

Translation No. 2658/98

(On paper with letter of PETROBRAS.)./.

           RIDER No. 1 TO CONTRACT 101.2.160.97-0 ENTERED INTO BETWEEN PETROLEO BRASILEIRO S/A AND THE COMPANY MARITIMA PETROLEO E ENGENHARIA LTDA./.

PETROLEO BRASILEIRO S/A - PETROBRAS, a mixed economy, company., with head office at Av. Republica do Chile 65, in the City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, enrolled in the General Taxpayers Registry of the Ministry of Finance under No. 33.000.167/0001-01,, henceforth called PETROBRAS, represented herein by the Executive Superintendent of Exploration and Production South-Southeast, Luiz Eduardo G. Carneiro, and the Company MARITIMA PETROLEO E ENGENHARIA LTDA., successor of MARITIMA NAVEGACAO E ENGENHARIA LTDA., with head office at Av. Almirante Barroso, 52, Group 3400, City of Rio de Janeiro, Federative Republic of Brazil, enrolled in the General Taxpayers Registry of the Ministry of Finance under No. 46.828.596/0001/13, henceforth called the CONTRACTOR, represented herein by its President, German Efromovich, have agreed to add a rider to contract 101.2.160.97-0, according to the following clauses and conditions:/.

FIRST CLAUSE - OBJECT./.

1.    The present Rider has as its object:/.

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1.1.  To change the corporate name, of the CONTRACTOR from MARITIMA NAVEGACAO E
      ENGENHARIA LTDA. to MARITIMA PETROLEO E ENGENHARIA LTDA./.

1.2. To include as INTERVENIENT PARTY, to the present contract, the company PETRODRILL SIX LTD., with head office in Omar Hodge Building, Wickhams Cay, Road Town, Tortola, Ilhas Virgens Britanicas, represented by its Director GERMAN EFROMOVICH./.

1.3. To change the redaction of item 16. 1 of the SIXTEENTH CLAUSE - INTERVENIENCE./.

SECOND CLAUSE - CONTRACTOR'S OBLIGATIONS./.

2.1. The Redaction of items 3.12.1 and 3.21.2. change to:/.

      3.12.1. "The minimum value of the civil liability insurance is of US$1,000,000.00 (one million dollars), per occurrence, during the period of validity of this CONTRACT and its eventual extension, which amount is to be converted into Brazilian currency on the date of signature of this instrument. THE INTERVENIENT PARTY (IS TO APPEAR AS CO-INSURED IN THIS INSURANCE POLICY)./.

      3.21.2. "Exception is made to cases arising from kick, blow-out, surge or formation testing, in which the CONTRACTOR will be kept free and safe from, in the other cases of spillage of oil and other residues in the sea, the CONTRACTOR AND THE INTERVENIENT PARTY (WILL BE JOINTLY LIABLE, UP TO THE LIMIT OF US$500,000.00 (FIVE HUNDRED THOUSAND DOLLARS), PER EVENT AND ITS
DEVELOPMENTS)./.

THIRD CLAUSE - INTERVENIENCE./.

3.1. The redaction of item 16.1 is changed to:/.

      16.1. "The INTERVENIENT PARTY signs the present CONTRACT, together with the CONTRACTOR, being jointly liable with it for all obligations arising from the present CONTRACT

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and its execution, including for losses./.

FOURTH CLAUSE - RATIFICATION./.

4.1. The parties ratify the other conditions of the CONTRACT that were not changed by the present instrument./.

      And being thus agreed, the parties sign the present Rider in 2 (two) copies of the same tenor and fashion, together with the witnesses below. Rio de Janeiro, August 21, 1998./.

(Signed:)  (Illegible) - Luiz Eduardo G. Carneiro./.
Executive  Superintendent of Exploration and Production South-Southeast./.

PETROBRAS - PETROLEO BRASILEIRO S.A./.
(Signed:) (Illegible) - German Efromovich./.
President - MARITIMA PETROLEO E ENGENHARIA LTDA./.
(Signed:) (Illegible) - German Efromovich./.
Director - PETRODRILL SIX LTD./.

WITNESSES:/.
(Signed:) Elaine Brabo - Name: ELAINE BRABO./.
(Signed:) Andre de Mesquita Pinto - Name: ANDRE DE MESQUITA PINTO./.
      (Two initials appeared on the first page of the document.)/.

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THESE BEING the precise terms and content of the aforementioned document, I hereby set my Hand and Seal on this Translation, performed on November 20, 1998 in this City of Rio de Janeiro, Federative Republic of Brazil.
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                        /s/ MARCIA BARBOSA SERRA
                        ------------------------------
                              Marcia Barbosa Serra
                             Sworn Public Translator